UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): April 4, 2014

CATERPILLAR FINANCIAL SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-11241	37-1105865
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 4, 2014, Caterpillar Financial Services Corporation (the “Company”) commenced its program for the issuance from time to time of the Company’s Medium-Term Notes, Series H (the “Medium-Term Notes”). Any such issuance will be under the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-195039) (the “Registration Statement”) and the related Prospectus dated April 4, 2014 and Prospectus Supplement dated April 4, 2014 relating to the Medium-Term Notes, as each may be amended from time to time.

On April 4, 2014, the Company also recommenced its program for the issuance from time to time of the Company’s PowerNotes® (the “PowerNotes”). Any such issuance will be under the Registration Statement and the related Prospectus dated April 4, 2014 and Prospectus Supplement dated April 4, 2014 relating to the PowerNotes, as each may be amended from time to time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit Number	Description

5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

5.2	Opinion of Renard C. François, as to the legality of the PowerNotes.

8.1	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning the Medium-Term Notes.

8.2	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning the PowerNotes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

23.2	Consent of Renard C. François (included as part of Exhibit 5.2).

23.3	Consent of Sidley Austin LLP (included as part of Exhibit 8.1).

23.4	Consent of Sidley Austin LLP (included as part of Exhibit 8.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ J. Wesley Blumenshine
Name: Title:	J. Wesley Blumenshine Secretary

Date: April 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

5.2	Opinion of Renard C. François as to the legality of the PowerNotes.

8.1	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning the Medium-Term Notes.

8.2	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning the PowerNotes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

23.2	Consent of Renard C. François (included as part of Exhibit 5.2).

23.3	Consent of Sidley Austin LLP (included as part of Exhibit 8.1).

23.4	Consent of Sidley Austin LLP (included as part of Exhibit 8.2).

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